                        EXHIBIT INDEX


 3a  Restated Certificate of Incorporation, incorporated by reference from Exhibit 4 of Form 10-Q filed with the Securities and Exchange
     Commission on April 13, 1993.                                       --

 3b  Amended By-Laws of the Company, incorporated by reference from
     Exhibit 3b of Form 10-K filed with the Securities and Exchange
     Commission on February 20, 1992.                                    --

 4a  Form of Series B dividend note, dated as of December 15, 1992, among the Company and note holders, incorporated by reference from
     Exhibit 4b of Form 10-K filed with the Securities and Exchange
     Commission on February 25, 1993.                                    --

 4b  Form of Series C dividend note, dated as of December 15, 1992, among the Company and note holders, incorporated by reference from
     Exhibit 4c of Form 10-K filed with the Securities and Exchange
     Commission on February 25, 1993.                                    --

 4c  Form of Series D dividend note, dated as of December 15, 1992, among the Company and note holders, incorporated by reference from
     Exhibit 4d of Form 10-K filed with the Securities and Exchange
     Commission on February 25, 1993.                                    --

 4d Form of Class L Stockholders' Agreement, incorporated by reference from Exhibit (c)(5) of the Company's Issuer Tender Offer Statement
     on Schedule 13E-4, including all amendments thereto, initially filed with the Securities and Exchange Commission on March 4,
     1991.                                                               --

 4e Credit Agreement, dated as of January 21, 1993, among the Company, Levi Strauss & Co., Bank of America N.T. & S.A. and other financial institutions named therein, incorporated by reference from Exhibit
     4k of Form 10-K filed with the Securities and Exchange Commission
     on February 25, 1993.                                               --

 4f  Amended and Restated Agreement of Master Trust effective as of May
     1, 1989 between Levi Strauss Associates Inc. and Boston Safe
     Deposit and Trust Company, incorporated by reference from Exhibit
     4.6 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989 (Reg. No.
     33-27465).                                                          --

10a  1985 Stock Option Plan and forms of related agreements, incorporated by reference from Exhibit 10.4 to the Company's
     Registration Statement on Form S-1, filed with the Securities and
     Exchange Commission on March 9, 1989 (Reg. No. 33-27465).           --

10b 1985 Stock Option Plan Notice to Optionholders, incorporated by reference from Exhibit 10b of Form 10-K filed with the Securities
     and Exchange Commission on February 20, 1992.                       --

10c  Long Term Performance Plan, incorporated by reference from Exhibit
     10.7 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989 (Reg.
     No. 33-27465).                                                      --

10d  Management Incentive Plan, incorporated by reference from Exhibit
     10.12 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989 (Reg.
     No. 33-27465).                                                      --

10e Levi Strauss Associates Inc. Excess Benefit Restoration Plan, incorporated by reference from Exhibit 10e of Form 10-K filed with
     the Securities and Exchange Commission on February 20, 1992.        --

10f Levi Strauss Associates Inc. Supplemental Benefit Restoration Plan, incorporated by reference from Exhibit 10f of Form 10-K filed with
     the Securities and Exchange Commission on February 20, 1992.        --

10g  Amendment dated February 9, 1993 to the Levi Strauss Associates
     Inc. Excess Benefit Restoration Plan and Levi Strauss Associates
     Inc. Supplemental Benefits Restoration Plan, incorporated by reference from Exhibit 10d of Form 10-Q filed with the Securities
     and Exchange Commission on July 13, 1993.                           --

10h  Levi Strauss Associates Inc. Deferred Compensation Plan for
     Executives (as adopted in 1971 and as amended through January 1,
     1992).                                                             111

10i Deferred Compensation Plan for Outside Directors, incorporated by reference from Exhibit 10.9 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on
     March 9, 1989 (Reg. No. 33-27465).                                  --

10j  Revised Home Office Pension Plan of Levi Strauss Associates Inc.   146

10k  Revised Employment Retirement Plan.                                235

10l  Levi Strauss Associates Inc. Retirement Plan for Over the Road
     Truck Drivers and Dispatchers.                                     337

10m  Levi Strauss & Co. Supplemental Unemployment Benefit Plan and
     related amendments.                                                421

10n  Employee Stock Purchase and Stock Award Plan of Levi Strauss
     Associates Inc., incorporated by reference from Exhibit 4.2 to the Company's Registration Statement on Form S-8, filed with the
     Securities and Exchange Commission on June 24, 1991 (Reg. No. 33-
     41332).                                                             --

10o  Amendments dated August 5, 1992, March 31, 1992 and January 1, 1992 to the Employee Stock Purchase and Stock Award Plan of Levi Strauss Associates Inc., incorporated by reference from Exhibit 10q of Form 10-K filed with the Securities and Exchange Commission on February
     25, 1993.                                                           --

10p Amendment dated February 9, 1993 to the Employee Stock Purchase and Stock Award Plan of Levi Strauss Associates Inc., incorporated by reference from Exhibit 10a of Form 10-Q filed with the Securities
     and Exchange Commission on July 13, 1993.                           --

10q  Amendment effective as of March 1, 1993 to the Employee Stock
     Purchase and Stock Award Plan of Levi Strauss Associates Inc., incorporated by reference from Exhibit 10e of Form 10-Q filed with
     the Securities and Exchange Commission on July 13, 1993.            --

10r  Levi Strauss Associates Inc. Employee Long-Term Investment and
     Savings Plan, incorporated by reference from Exhibit 4.2 to the Company's Registration Statement on Form S-8, filed with the Securities and Exchange Commission on February 9, 1990 (Reg. No. 33-33415), with amendments incorporated by reference from Exhibit
     4.2 to the Company's Registration Statement on Form S-8, filed with the Securities and Exchange Commission on May 31, 1991 (Reg. No.
     33-40947).                                                          --

10s  Amendments dated July 21, 1992 and March 31, 1992 to the Levi
     Strauss Associates Inc. Employee Long-Term Investment and Savings Plan, incorporated by reference from Exhibit 10s of Form 10-K filed with the Securities and Exchange Commission on February 25,
     1993.                                                               --

10t  Amendment dated February 9, 1993 to the Levi Strauss Associates
     Inc. Employee Long-Term Investment and Savings Plan, incorporated by reference from Exhibit 10c of Form 10-Q filed with the
     Securities and Exchange Commission on July 13, 1993.                --

10u  Employee Investment Plan of Levi Strauss Associates Inc.,
     incorporated by reference from Exhibit 4.3 to the Company's Registration Statement on Form S-8, filed with the Securities and Exchange Commission on February 9, 1990 (Reg. No. 33-33415) with amendments incorporated by reference from Exhibit 4.3 to the
     Company's Registration Statement on Form S-8, filed with the Securities and Exchange Commission on May 31, 1991 (Reg. No. 33-
     40947).                                                             --

10v Supplemental Pension Agreement dated April 16, 1985 between Levi Strauss & Co. and Thomas W. Tusher, incorporated by reference from
     Exhibit 10.13 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989
     (Reg. No. 33-27465).                                                --

10w Supplemental Pension Agreement dated November 12, 1985 between Levi Strauss & Co. and George B. James, incorporated by reference from
     Exhibit 10.14 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989
     (Reg. No. 33-27465).                                                --

10x  Letter Agreement dated August 29, 1985 between the Company and
     Thomas W. Tusher, incorporated by reference from Exhibit 10.15 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989 (Reg. No. 33-
     27465).                                                             --

10y  Agreement dated as of May 1, 1989 between the Company and Boston
     Safe Deposit and Trust Company, incorporated by reference from
     Exhibit 10.17 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989
     (Reg. No. 33-27465).                                                --

10z  Home Office Interim Cash Performance Sharing Plan of Levi Strauss
     Associates Inc.                                                    460

10aa Field Profit Sharing Award Plan of Levi Strauss Associates Inc.    461

10bb Levi Strauss Associates Inc. 1992 Executive Stock Appreciation
     Rights Plan, incorporated by reference from Exhibit 10aa of Form
     10-K filed with the Securities and Exchange Commission on February
     25, 1993.                                                           --

10cc Supply Agreement dated as of March 30, 1992, between Levi Strauss
     & Co. and Cone Mills Corporation, incorporated by reference from
     Exhibit 10bb of Form 10-K filed with the Securities and Exchange
     Commission on February 25, 1993.                                    --

10dd First Amendment to Supply Agreement dated as of March 30, 1992,
     between Levi Strauss & Co. and Cone Mills Corporation.             462

21   Subsidiaries of Levi Strauss Associates Inc.                       464

23   Consent of Independent Public Accountants.                         468